Supplement Dated December 2, 2015
To the Product Prospectuses for:

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

CG Variable Life Insurance Separate Account I

ACCRU VUL

This Supplement outlines a change to the investment options under your policy. All other provisions outlined in your prospectus, as supplemented, remain unchanged. This Supplement is for informational purposes and requires no action on your part.

Effective December 1, 2015, the Fidelity® VIP Money Market Portfolio has transitioned to a government money market fund and has changed its name to Fidelity® VIP Government Money Market Portfolio. Please refer to your Funds Prospectus, as supplemented, for more information on the fund.

Please retain this Supplement for future reference.